Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS RECORD NET INCOME OF $13.5 MILLION FOR THE THIRD QUARTER

OLNEY, MARYLAND, October 20, 2016 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the third quarter of 2016 of $13.5 million ($0.56 per diluted share) compared to net income of $11.0 million ($0.45 per diluted share) for the third quarter of 2015 and net income of $10.6 million ($0.44 per diluted share) for the second quarter of 2016.

For the nine months ended September 30, 2016, net income was $34.9 million ($1.45 per diluted share) compared to net income of $32.6 million ($1.31 per diluted share) for the same period of the prior year.

“The record earnings for the current quarter were the direct result of strong core operating performance from multiple business lines. Balanced loan and deposit growth continue to be a fundamental strength and the margin increase reflects the redeployment of earning assets from the investment portfolio into higher yielding loans,” said Dan Schrider, President and Chief Executive Officer.

Third Quarter Highlights:

•	Pre-tax, pre-provision income increased 16% compared with the third quarter of 2015 and 13% compared to the second quarter of 2016.

•	The net interest margin was 3.50% for the third quarter of 2016, compared to 3.43% for the third quarter of 2015 and 3.51% for the second quarter of 2016.

•	The Non-GAAP efficiency ratio was 56.33% for the current quarter as compared to 59.73% for the third quarter of 2015 and 59.12% for the second quarter of 2016.

•	Total loans increased 11% compared to the third quarter of 2015 and 3% compared to the second quarter of 2016. Commercial loans increased 13% and residential loans increased 9% over the prior year.

•	Total deposits grew 8% from the prior year and 1% from the prior quarter.

Review of Balance Sheet and Credit Quality

Total assets grew 4% to $4.8 billion at September 30, 2016 compared to $4.6 billion at September 30, 2015. This growth was driven by the 11% increase in the loan portfolio as total loans ended the period at $3.8 billion.

At September 30, 2016, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 8% compared to balances at September 30, 2015. Total deposits and certain other short-term borrowings that comprise the funding sources derived from customers, increased 8% compared to September 30, 2015.

Tangible common equity totaled $446 million at September 30, 2016 compared to $437 million at September 30, 2015. The ratio of tangible common equity to tangible assets decreased to 9.43% at September 30, 2016 from 9.66% at September 30, 2015 due to the combined impact of the growth in assets and share repurchases over the preceding 12 months. Dividends per common share were $0.72 per share for the first nine months of 2016 compared to $0.66 per common share for the first nine months of 2015, a 9% increase. At September 30, 2016, the Company had a total risk-based capital ratio of 13.29%, a common equity tier 1 risk-based capital ratio of 11.41%, a tier 1 risk-based capital ratio of 12.17% and a tier 1 leverage ratio of 10.25%.

Non-performing loans totaled $32.0 million at September 30, 2016 compared to $36.9 million at September 30, 2015 and $31.4 million at June 30, 2016. The level of non-performing loans to total loans decreased to 0.85% at September 30, 2016 compared to 1.08% at September 30, 2015 as a result of the growth in the loan portfolio and a concurrent decrease in the level of non-performing loans.

Loan charge-offs, net of recoveries, totaled $0.2 million for the third quarter of 2016 compared to $0.8 million for the third quarter of 2015 and $1.3 million in charge-offs for the second quarter of 2016. The allowance for loan losses represented 1.16% of outstanding loans and 137% of non-performing loans at September 30, 2016 compared to 1.16% of outstanding loans and 107% of non-performing loans at September 30, 2015. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the third quarter of 2016 increased 7% compared to the third quarter of 2015. The net interest margin improved to 3.50% for the third quarter of 2016 compared to 3.43% for the third quarter of 2015. This improvement reflects the impact of loan growth over the preceding year combined with the positive benefits associated with the prepayment of FHLB advances and subordinated debentures, and the shift from lower yielding investments to the higher yielding loan portfolio in the first nine months of 2016.

The provision for loan losses was $0.8 million for the third quarter of 2016 compared to a charge of $1.7 million for the third quarter of 2015 and $3.0 million for the second quarter of 2016. The decrease in the current quarter’s charge versus the prior year’s quarter reflects lower net-charge offs during the quarter and the reduced level of non-performing assets.

Non-interest income increased to $12.6 million for the third quarter of 2016 compared to $12.4 million for the third quarter of 2015 due to higher mortgage banking income from increased loan sales volume that more than offset the decrease in income from wealth management due to the sale of a portion of the assets under management which occurred in the first quarter of 2016.

Non-interest expenses decreased 1% to $29.3 million for the third quarter of 2016 compared to $29.6 million in the third quarter of 2015 due to lower other non-interest expenses. The non-GAAP efficiency ratio was 56.33% for the third quarter of 2016 compared to 59.73% for the third quarter of 2015 as a result of the combined growth in the net interest income and the effects of expense control discipline.

Net interest income for the first nine months of 2016 increased 8% compared to the first nine months of 2015 due primarily to an increase in average loans, which was funded, in part, by a decrease in lower-yielding investment securities. As a result, the net interest margin was 3.49% for the first nine months of 2016 compared to 3.43% for the prior year period.

The provision for loan losses was a charge of $5.0 million for the first nine months of 2016 compared to a charge of $3.5 million for the first nine months of 2015 primarily reflecting the growth in the loan portfolio over the prior year period.

Non-interest income increased 3% to $38.7 million for the first nine months of 2016 compared to $37.7 million for the first nine months of 2015. This increase was driven by $1.9 million in gains on securities sales and a gain of $1.2 million due to the extinguishment of subordinated debentures during the first half of 2016. Excluding these transactions, non-interest income decreased 6% due to a decrease in income from wealth management resulting from the sale of a portion of the assets under management.

Non-interest expenses increased 5% to $92.5 million for the first nine months of 2016 compared to $88.4 million for the prior year period. This increase was due largely to prepayment penalties of $3.2 million for the early payoff of $75 million in high-rate FHLB advances. Excluding the prepayment penalties, non-interest expenses increased 1% over the prior year period. The current year-to-date period included increases in salaries and benefits and equipment expenses. The non-GAAP efficiency ratio was 59.05% for the first nine months of 2016 compared to 60.41% for the first nine months of 2015.

Conference Call

The Company’s management will host a conference call to discuss its third quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) November 3, 2016. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10093850.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. With $4.8 billion in assets, the bank operates 44 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Media Contact:

Jen Schell

301-570-8331

jschell@sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2015, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
(Dollars in thousands, except per share data)	2016	2015	Change	2016	2015	Change
Results of Operations:
Net interest income	$37,731	$35,116	7%	$110,585	$102,422	8%
Provision for loan losses	781	1,706	(54)	4,974	3,521	41
Non-interest income	12,584	12,390	2	38,698	37,658	3
Non-interest expense	29,326	29,630	(1)	92,514	88,351	5
Income before income taxes	20,208	16,170	25	51,795	48,208	7
Net income	13,474	10,995	23	34,934	32,553	7

Pre-tax pre-provision income	$20,989	$18,031	16	$56,769	$52,246	9

Return on average assets	1.13%	0.96%		0.99%	0.98%
Return on average common equity	10.11%	8.41%		8.88%	8.39%
Net interest margin	3.50%	3.43%		3.49%	3.43%
Efficiency ratio - GAAP basis (1)	58.28%	62.37%		61.97%	63.07%
Efficiency ratio - Non-GAAP basis (1)	56.33%	59.73%		59.05%	60.41%

Per share data:
Basic net income	$0.56	$0.45	24%	$1.45	$1.32	10%
Diluted net income	$0.56	$0.45	24	$1.45	$1.31	11
Average fully diluted shares	24,122,923	24,602,817	(2)	24,151,622	24,779,010	(3)
Dividends declared per share	$0.24	$0.22	9	$0.72	$0.66	9
Book value per share	22.47	21.44	5	22.47	21.44	5
Tangible book value per share	18.66	17.91	4	18.66	17.91	4
Outstanding shares	23,886,651	24,424,944	(2)	23,886,651	24,424,944	(2)

Financial Condition at period-end:
Investment securities	$691,471	$862,409	(20)%	$691,471	$862,409	(20)%
Loans	3,780,507	3,412,439	11	3,780,507	3,412,439	11
Interest-earning assets	4,537,331	4,339,375	5	4,537,331	4,339,375	5
Assets	4,810,611	4,611,034	4	4,810,611	4,611,034	4
Deposits	3,537,157	3,275,668	8	3,537,157	3,275,668	8
Interest-bearing liabilities	3,087,135	2,973,747	4	3,087,135	2,973,747	4
Stockholders' equity	536,655	523,594	2	536,655	523,594	2

Capital ratios:
Tier 1 leverage (4)	10.25%	10.65%		10.25%	10.65%
Tier 1 capital to risk-weighted assets (4)	12.17%	13.17%		12.17%	13.17%
Total regulatory capital to risk-weighted assets (4)	13.29%	14.27%		13.29%	14.27%
Common equity tier 1 capital to risk-weighted assets (4)	11.41%	12.20%		11.41%	12.20%
Tangible common equity to tangible assets (2)	9.43%	9.66%		9.43%	9.66%
Average equity to average assets	11.17%	11.43%		11.18%	11.66%

Credit quality ratios:
Allowance for loan losses to loans	1.16%	1.16%		1.16%	1.16%
Non-performing loans to total loans	0.85%	1.08%		0.85%	1.08%
Non-performing assets to total assets	0.69%	0.86%		0.69%	0.86%
Allowance for loan losses to non-performing loans	137.41%	107.44%		137.41%	107.44%
Annualized net charge-offs to average loans (3)	0.02%	0.09%		0.07%	0.07%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at September 30, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2016	2015	2016	2015
Pre-tax pre-provision income:
Net income	$13,474	$10,995	$34,934	$32,553
Plus non-GAAP adjustment:
Litigation expenses	-	155	-	517
Income taxes	6,734	5,175	16,861	15,655
Provision for loan losses	781	1,706	4,974	3,521
Pre-tax pre-provision income	$20,989	$18,031	$56,769	$52,246

Efficiency ratio - GAAP basis:
Non-interest expenses	$29,326	$29,630	$92,514	$88,351

Net interest income plus non-interest income	$50,315	$47,506	$149,283	$140,080

Efficiency ratio - GAAP basis	58.28%	62.37%	61.97%	63.07%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$29,326	$29,630	$92,514	$88,351
Less non-GAAP adjustment:
Amortization of intangible assets	34	107	94	320
Loss on FHLB Redemption	-	-	3,167	-
Litigation expenses	-	155	-	517
Non-interest expenses - as adjusted	$29,292	$29,368	$89,253	$87,514

Net interest income plus non-interest income	$50,315	$47,506	$149,283	$140,080
Plus non-GAAP adjustment:
Tax-equivalent income	1,688	1,663	4,993	4,816
Less non-GAAP adjustments:
Securities gains	-	1	1,919	20
Gain on redemption of subordinated debentures	-	-	1,200	-
Net interest income plus non-interest income - as adjusted	$52,003	$49,168	$151,157	$144,876

Efficiency ratio - Non-GAAP basis	56.33%	59.73%	59.05%	60.41%

Tangible common equity ratio:
Total stockholders' equity	$536,655	$523,594	$536,655	$523,594
Accumulated other comprehensive income	(4,465)	(1,801)	(4,465)	(1,801)
Goodwill	(85,768)	(84,171)	(85,768)	(84,171)
Other intangible assets, net	(716)	(190)	(716)	(190)
Tangible common equity	$445,706	$437,432	$445,706	$437,432

Total assets	$4,810,611	$4,611,034	$4,810,611	$4,611,034
Goodwill	(85,768)	(84,171)	(85,768)	(84,171)
Other intangible assets, net	(716)	(190)	(716)	(190)
Tangible assets	$4,724,127	$4,526,673	$4,724,127	$4,526,673

Tangible common equity ratio	9.43%	9.66%	9.43%	9.66%

Outstanding common shares	23,886,651	24,424,944	23,886,651	24,424,944
Tangible book value per common share	$18.66	$17.91	$18.66	$17.91

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	September 30,	December 31,	September 30,
(Dollars in thousands)	2016	2015	2015
Assets
Cash and due from banks	$48,666	$46,956	$42,322
Federal funds sold	1,106	472	472
Interest-bearing deposits with banks	48,425	25,454	53,637
Cash and cash equivalents	98,197	72,882	96,431
Residential mortgage loans held for sale (at fair value)	15,822	15,457	10,418
Investments available-for-sale (at fair value)	655,642	592,049	607,619
Investments held-to-maturity — fair value of $211,704 and $220,223 at December 31, 2015 and September 30, 2015, respectively	-	208,265	216,642
Other equity securities	35,829	41,336	38,148
Total loans	3,780,507	3,495,370	3,412,439
Less: allowance for loan losses	(43,942)	(40,895)	(39,661)
Net loans	3,736,565	3,454,475	3,372,778
Premises and equipment, net	53,356	53,214	52,573
Other real estate owned	1,274	2,742	2,619
Accrued interest receivable	13,123	13,443	13,102
Goodwill	85,768	84,171	84,171
Other intangible assets, net	716	138	190
Other assets	114,319	117,208	116,343
Total assets	$4,810,611	$4,655,380	$4,611,034

Liabilities
Noninterest-bearing deposits	$1,154,227	$1,001,841	$1,068,299
Interest-bearing deposits	2,382,930	2,261,889	2,207,369
Total deposits	3,537,157	3,263,730	3,275,668
Securities sold under retail repurchase agreements and federal funds purchased	124,205	109,145	121,378
Advances from FHLB	550,000	685,000	610,000
Subordinated debentures	30,000	35,000	35,000
Accrued interest payable and other liabilities	32,594	38,078	45,394
Total liabilities	4,273,956	4,130,953	4,087,440

Stockholders' Equity
Common stock — par value $1.00; shares authorized 50,000,000; shares issued and outstanding 23,886,651, 24,295,971 and 24,424,944 at September 30, 2016, December 31, 2015 and September 30, 2015, respectively	23,887	24,296	24,425
Additional paid in capital	164,937	175,588	178,429
Retained earnings	343,366	325,840	318,939
Accumulated other comprehensive income (loss)	4,465	(1,297)	1,801
Total stockholders' equity	536,655	524,427	523,594
Total liabilities and stockholders' equity	$4,810,611	$4,655,380	$4,611,034

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share data)	2016	2015	2016	2015
Interest Income:
Interest and fees on loans	$38,224	$34,484	$111,358	$99,654
Interest on loans held for sale	96	214	294	422
Interest on deposits with banks	49	25	156	69
Interest and dividends on investment securities:
Taxable	2,623	3,597	8,749	11,024
Exempt from federal income taxes	1,864	1,996	5,753	6,068
Interest on federal funds sold	1	1	3	1
Total interest income	42,857	40,317	126,313	117,238
Interest Expense:
Interest on deposits	2,128	1,632	6,006	4,193
Interest on retail repurchase agreements and federal funds purchased	74	69	212	179
Interest on advances from FHLB	2,699	3,272	8,812	9,774
Interest on subordinated debt	225	228	698	670
Total interest expense	5,126	5,201	15,728	14,816
Net interest income	37,731	35,116	110,585	102,422
Provision for loan losses	781	1,706	4,974	3,521
Net interest income after provision for loan losses	36,950	33,410	105,611	98,901
Non-interest Income:
Investment securities gains	-	1	1,919	20
Service charges on deposit accounts	2,035	1,936	5,894	5,657
Mortgage banking activities	1,129	566	2,770	2,566
Wealth management income	4,347	4,963	13,200	15,040
Insurance agency commissions	1,786	1,648	4,180	4,147
Income from bank owned life insurance	616	618	1,846	1,937
Bank card fees	1,189	1,198	3,498	3,475
Other income	1,482	1,460	5,391	4,816
Total non-interest income	12,584	12,390	38,698	37,658
Non-interest Expenses:
Salaries and employee benefits	17,848	17,733	53,299	52,566
Occupancy expense of premises	3,130	3,086	9,765	9,748
Equipment expenses	1,745	1,600	5,102	4,463
Marketing	628	688	1,971	2,161
Outside data services	1,349	1,329	4,067	3,692
FDIC insurance	726	565	2,012	1,850
Amortization of intangible assets	34	107	94	320
Litigation expenses	-	155	-	517
Other expenses	3,866	4,367	16,204	13,034
Total non-interest expenses	29,326	29,630	92,514	88,351
Income before income taxes	20,208	16,170	51,795	48,208
Income tax expense	6,734	5,175	16,861	15,655
Net income	$13,474	$10,995	$34,934	$32,553

Net Income Per Share Amounts:
Basic net income per share	$0.56	$0.45	$1.45	$1.32
Diluted net income per share	$0.56	$0.45	$1.45	$1.31
Dividends declared per share	$0.24	$0.22	$0.72	$0.66

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016			2015
(Dollars in thousands, except per share data)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$44,545	$43,443	$43,317	$42,736	$41,980	$40,438	$39,343
Interest expense	5,126	5,071	5,531	5,297	5,201	4,916	4,699
Tax-equivalent net interest income	39,419	38,372	37,786	37,439	36,779	35,522	34,644
Tax-equivalent adjustment	1,688	1,640	1,664	1,662	1,663	1,589	1,271
Provision for loan losses	781	2,957	1,236	1,850	1,706	1,218	597
Non-interest income	12,584	12,751	13,363	12,243	12,390	12,109	13,159
Non-interest expense	29,326	30,871	32,317	26,996	29,630	29,477	29,244
Income before income taxes	20,208	15,655	15,932	19,174	16,170	15,347	16,691
Income tax expense	6,734	5,008	5,119	6,372	5,175	5,014	5,466
Net income	$13,474	$10,647	$10,813	$12,802	$10,995	$10,333	$11,225
Financial Performance:
Pre-tax pre-provision income	$20,989	$18,612	$17,168	$16,638	$18,031	$16,727	$17,488
Return on average assets	1.13%	0.92%	0.93%	1.11%	0.96%	0.93%	1.04%
Return on average common equity	10.11%	8.21%	8.29%	9.73%	8.41%	8.02%	8.73%
Net interest margin	3.50%	3.51%	3.44%	3.45%	3.43%	3.42%	3.44%
Efficiency ratio - GAAP basis (1)	58.28%	62.39%	65.31%	56.22%	62.37%	64.02%	62.85%
Efficiency ratio - Non-GAAP basis (1)	56.33%	59.12%	61.84%	63.08%	59.73%	61.35%	60.53%
Per Share Data:
Basic net income per share	$0.56	$0.45	$0.45	$0.53	$0.45	$0.42	$0.45
Diluted net income per share	$0.56	$0.44	$0.45	$0.52	$0.45	$0.42	$0.45
Average fully diluted shares	24,122,923	24,108,668	24,222,940	24,455,847	24,602,817	24,689,762	25,048,576
Dividends declared per common share	$0.24	$0.24	$0.24	$0.24	$0.22	$0.22	$0.22
Non-interest Income:
Securities gains	$-	$150	$1,769	$16	$1	$19	$-
Service charges on deposit accounts	2,035	1,956	1,903	1,950	1,936	1,839	1,882
Mortgage banking activities	1,129	1,106	535	548	566	822	1,178
Wealth management income	4,347	4,448	4,405	4,891	4,963	5,161	4,916
Insurance agency commissions	1,786	949	1,445	1,029	1,648	881	1,618
Income from bank owned life insurance	616	615	615	634	618	606	713
Bank card fees	1,189	1,220	1,089	1,177	1,198	1,220	1,057
Other income	1,482	2,307	1,602	1,998	1,460	1,561	1,795
Total Non-interest Income	$12,584	$12,751	$13,363	$12,243	$12,390	$12,109	$13,159
Non-interest Expense:
Salaries and employee benefits	$17,848	$17,221	$18,230	$18,437	$17,733	$17,534	$17,299
Occupancy expense of premises	3,130	3,162	3,473	3,061	3,086	3,173	3,489
Equipment expenses	1,745	1,693	1,664	1,608	1,600	1,490	1,373
Marketing	628	662	681	735	688	942	531
Outside data services	1,349	1,355	1,363	1,331	1,329	1,102	1,261
FDIC insurance	726	649	637	641	565	654	631
Amortization of intangible assets	34	28	32	52	107	106	107
Litigation expenses	-	-	-	(4,386)	155	162	200
Professional fees	987	1,447	1,138	1,322	1,089	1,199	1,209
Other real estate owned expenses	5	(5)	17	14	48	4	10
Other expenses	2,874	4,659	5,082	4,181	3,230	3,111	3,134
Total Non-interest Expense	$29,326	$30,871	$32,317	$26,996	$29,630	$29,477	$29,244

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016			2015
(Dollars in thousands)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$854,055	$820,618	$804,105	$796,358	$773,889	$744,195	$728,858
Residential construction loans	144,998	142,710	138,221	129,281	139,492	137,134	130,321
Commercial AD&C loans	302,522	285,585	261,204	255,980	239,160	223,103	203,731
Commercial investor real estate loans	847,946	824,252	783,161	719,084	710,694	694,179	668,931
Commercial owner occupied real estate loans	736,744	700,599	675,560	678,027	680,601	643,973	618,846
Commercial business loans	444,129	451,711	451,239	465,765	423,855	409,795	385,452
Leasing	-	-	-	-	19	21	36
Consumer loans	450,113	447,149	447,198	450,875	444,729	436,465	428,531
Total loans	3,780,507	3,672,624	3,560,688	3,495,370	3,412,439	3,288,865	3,164,706
Allowance for loan losses	(43,942)	(43,384)	(41,766)	(40,895)	(39,661)	(38,713)	(37,475)
Loans held for sale	15,822	13,490	27,806	15,457	10,418	19,445	13,899
Investment securities	691,471	734,828	742,401	841,650	862,409	878,284	912,565
Interest-earning assets	4,537,331	4,461,180	4,447,063	4,378,403	4,339,375	4,222,667	4,125,549
Total assets	4,810,611	4,739,449	4,716,608	4,655,380	4,611,034	4,507,367	4,401,380
Noninterest-bearing demand deposits	1,154,227	1,176,135	1,084,746	1,001,841	1,068,299	1,092,413	1,017,566
Total deposits	3,537,157	3,510,141	3,412,308	3,263,730	3,275,668	3,247,346	3,109,892
Customer repurchase agreements	124,205	117,887	121,043	109,145	121,378	111,817	101,640
Total interest-bearing liabilities	3,087,135	2,996,893	3,073,605	3,091,034	2,973,747	2,851,750	2,818,966
Total stockholders' equity	536,655	529,479	522,392	524,427	523,594	518,873	521,768
Quarterly Average Balance Sheets:
Residential mortgage loans	$836,452	$811,705	$807,443	$781,015	$754,007	$734,382	$724,248
Residential construction loans	147,602	142,854	134,708	133,812	134,448	137,216	132,456
Commercial AD&C loans	287,836	272,090	261,687	247,612	227,545	218,341	206,105
Commercial investor real estate loans	832,529	788,785	750,821	717,742	704,068	668,883	645,163
Commercial owner occupied real estate loans	717,371	684,907	677,786	673,883	656,337	624,407	611,722
Commercial business loans	446,123	453,459	460,903	424,510	413,300	398,510	383,111
Leasing	-	-	-	17	19	28	44
Consumer loans	450,171	449,594	451,075	448,439	441,740	434,011	425,434
Total loans	3,718,084	3,603,394	3,544,423	3,427,030	3,331,464	3,215,778	3,128,283
Loans held for sale	10,207	8,326	14,036	11,951	21,070	14,075	7,053
Investment securities	709,527	739,132	810,593	840,276	869,461	898,237	925,683
Interest-earning assets	4,477,438	4,394,879	4,411,796	4,320,674	4,261,939	4,162,963	4,097,648
Total assets	4,747,020	4,664,343	4,685,747	4,594,025	4,537,142	4,438,670	4,372,988
Noninterest-bearing demand deposits	1,131,739	1,082,762	1,021,471	1,058,215	1,063,500	1,023,042	986,688
Total deposits	3,528,665	3,429,897	3,300,131	3,285,299	3,263,993	3,128,562	3,056,186
Customer repurchase agreements	120,702	122,597	110,862	125,275	121,127	106,179	90,020
Total interest-bearing liabilities	3,045,998	3,020,505	3,103,710	2,968,555	2,906,348	2,852,414	2,817,575
Total stockholders' equity	530,241	521,387	524,309	521,786	518,619	516,940	521,346
Financial Measures:
Average equity to average assets	11.17%	11.18%	11.19%	11.36%	11.43%	11.65%	11.92%
Investment securities to earning assets	15.24%	16.47%	16.69%	19.22%	19.87%	20.80%	22.12%
Loans to earning assets	83.32%	82.32%	80.07%	79.83%	78.64%	77.89%	76.71%
Loans to assets	78.59%	77.49%	75.49%	75.08%	74.01%	72.97%	71.90%
Loans to deposits	106.88%	104.63%	104.35%	107.10%	104.18%	101.28%	101.76%
Capital Measures:
Tier 1 leverage (1)	10.25%	10.29%	10.23%	10.60%	10.65%	10.83%	11.00%
Tier 1 capital to risk-weighted assets (1)	12.17%	12.42%	12.74%	13.13%	13.17%	13.54%	14.03%
Total regulatory capital to risk-weighted assets (1)	13.29%	13.57%	13.86%	14.25%	14.27%	14.65%	15.14%
Common equity tier 1 capital to risk-weighted assets (1)	11.41%	11.63%	11.79%	12.17%	12.20%	12.53%	12.99%
Book value per share	$22.47	$22.18	$21.92	$21.58	$21.44	$21.12	$21.10
Outstanding shares	23,886,651	23,874,650	23,827,305	24,295,971	24,424,944	24,562,471	24,733,868

(1)	Estimated ratio at September 30, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2016			2015
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans 90 days past due:
Commercial business	$163	$-	$-	$-	$-	$-	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-	-	-
Leasing	-	-	-	-	1	2	-
Consumer	-	2	1	-	-	7	-
Residential real estate:
Residential mortgage	-	-	-	-	-	-	-
Residential construction	-	-	-	-	-	-	-
Total loans 90 days past due	163	2	1	-	1	9	-
Non-accrual loans:
Commercial business	4,140	4,263	3,741	3,696	3,881	3,285	4,166
Commercial real estate:
Commercial AD&C	137	137	147	194	194	194	1,363
Commercial investor real estate	9,189	8,868	7,885	8,368	8,609	10,023	10,083
Commercial owner occupied real estate	5,591	5,678	7,149	6,340	7,932	8,423	8,974
Leasing	-	-	-	-	-	-	-
Consumer	2,726	2,600	2,715	2,193	1,621	1,214	1,962
Residential real estate:
Residential mortgage	7,321	6,186	9,329	8,822	7,488	7,780	3,235
Residential construction	199	202	412	418	770	780	788
Total non-accrual loans	29,303	27,934	31,378	30,031	30,495	31,699	30,571
Total restructured loans - accruing	2,512	3,420	4,716	4,467	6,419	5,620	5,446
Total non-performing loans	31,978	31,356	36,095	34,498	36,915	37,328	36,017
Other assets and real estate owned (OREO)	1,274	1,311	2,414	2,742	2,619	4,514	3,227
Total non-performing assets	$33,252	$32,667	$38,509	$37,240	$39,534	$41,842	$39,244

	For the quarter ended,
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2016	2016	2016	2015	2015	2015	2015
Analysis of Non-accrual Loan Activity:
Balance at beginning of period	$27,934	$31,378	$30,031	$30,495	$31,699	$30,571	$28,530
Non-accrual balances transferred to OREO	(38)	-	-	(423)	(180)	(1,309)	(32)
Non-accrual balances charged-off	(245)	(1,305)	(274)	(869)	(752)	(549)	(1,077)
Net payments or draws	(525)	(4,810)	(914)	(3,084)	(1,846)	(2,970)	(1,067)
Loans placed on non-accrual	2,486	2,671	2,535	3,912	1,574	5,956	4,217
Non-accrual loans brought current	(309)	-	-	-	-	-	-
Balance at end of period	$29,303	$27,934	$31,378	$30,031	$30,495	$31,699	$30,571

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$43,384	$41,766	$40,895	$39,661	$38,713	$37,475	$37,802
Provision for loan losses	781	2,957	1,236	1,850	1,706	1,218	597
Less loans charged-off, net of recoveries:
Commercial business	95	106	67	(128)	(25)	73	(89)
Commercial real estate:
Commercial AD&C	(22)	-	48	-	-	(547)	706
Commercial investor real estate	(12)	(107)	192	(4)	(5)	85	(5)
Commercial owner occupied real estate	(1)	(1)	(3)	725	104	(1)	212
Leasing	-	-	-	4	-	-	-
Consumer	145	364	54	(31)	348	395	43
Residential real estate:
Residential mortgage	24	989	15	80	342	(18)	65
Residential construction	(6)	(12)	(8)	(30)	(6)	(7)	(8)
Net charge-offs	223	1,339	365	616	758	(20)	924
Balance at end of period	$43,942	$43,384	$41,766	$40,895	$39,661	$38,713	$37,475

Asset Quality Ratios:
Non-performing loans to total loans	0.85%	0.85%	1.01%	0.99%	1.08%	1.13%	1.14%
Non-performing assets to total assets	0.69%	0.69%	0.82%	0.80%	0.86%	0.93%	0.89%
Allowance for loan losses to loans	1.16%	1.18%	1.17%	1.17%	1.16%	1.18%	1.18%
Allowance for loan losses to non-performing loans	137.41%	138.36%	115.72%	118.54%	107.44%	103.71%	104.05%
Annualized net charge-offs to average loans	0.02%	0.15%	0.04%	0.07%	0.09%	0.00%	0.12%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended September 30,
		2016			2015
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$836,452	$7,208	3.45%	$754,007	$6,346	3.37%
Residential construction loans	147,602	1,341	3.62	134,448	1,240	3.66
Total mortgage loans	984,054	8,549	3.47	888,455	7,586	3.41
Commercial AD&C loans	287,836	3,398	4.70	227,545	2,602	4.54
Commercial investor real estate loans	832,529	9,487	4.53	704,068	8,353	4.71
Commercial owner occupied real estate loans	717,371	8,581	4.76	656,337	8,065	4.88
Commercial business loans	446,123	4,863	4.34	413,300	4,600	4.42
Leasing	-	-	-	19	-	-
Total commercial loans	2,283,859	26,329	4.59	2,001,269	23,620	4.68
Consumer loans	450,171	3,916	3.48	441,740	3,701	3.35
Total loans (2)	3,718,084	38,794	4.16	3,331,464	34,907	4.16
Loans held for sale	10,207	96	3.75	21,070	214	4.05
Taxable securities	432,706	2,717	2.51	581,832	3,742	2.57
Tax-exempt securities (3)	276,821	2,888	4.17	287,629	3,091	4.30
Total investment securities	709,527	5,605	3.16	869,461	6,833	3.14
Interest-bearing deposits with banks	38,773	49	0.51	39,472	25	0.25
Federal funds sold	847	1	0.49	472	1	0.22
Total interest-earning assets	4,477,438	44,545	3.96	4,261,939	41,980	3.92

Less: allowance for loan losses	(43,498)			(39,090)
Cash and due from banks	45,210			44,893
Premises and equipment, net	53,162			52,233
Other assets	214,708			217,167
Total assets	$4,747,020			$4,537,142

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$579,863	112	0.08%	$534,568	105	0.08%
Regular savings deposits	305,077	48	0.06	277,819	37	0.05
Money market savings deposits	938,528	514	0.22	882,755	393	0.18
Time deposits	573,458	1,454	1.01	505,351	1,097	0.86
Total interest-bearing deposits	2,396,926	2,128	0.35	2,200,493	1,632	0.29
Other borrowings	120,702	74	0.24	121,127	69	0.23
Advances from FHLB	498,370	2,699	2.15	549,728	3,272	2.36
Subordinated debentures	30,000	225	3.00	35,000	228	2.60
Total interest-bearing liabilities	3,045,998	5,126	0.67	2,906,348	5,201	0.71

Noninterest-bearing demand deposits	1,131,739			1,063,500
Other liabilities	39,042			48,675
Stockholders' equity	530,241			518,619
Total liabilities and stockholders' equity	$4,747,020			$4,537,142

Net interest income and spread		$39,419	3.29%		$36,779	3.21%
Less: tax-equivalent adjustment		1,688			1,663
Net interest income		$37,731			$35,116

Interest income/earning assets			3.96%			3.92%
Interest expense/earning assets			0.46			0.49
Net interest margin			3.50%			3.43%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2016 and 2015. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.7 million and $1.7 million in 2016 and 2015, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Nine Months Ended September 30,
		2016			2015
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$818,599	$21,010	3.42%	$737,655	$18,625	3.37%
Residential construction loans	141,743	3,804	3.59	134,714	3,729	3.70
Total mortgage loans	960,342	24,814	3.45	872,369	22,354	3.42
Commercial AD&C loans	273,922	9,511	4.64	217,409	7,464	4.59
Commercial investor real estate loans	790,864	27,087	4.57	672,920	23,703	4.71
Commercial owner occupied real estate loans	693,442	24,946	4.81	630,985	23,266	4.93
Commercial business loans	453,468	14,819	4.37	398,418	13,107	4.40
Leasing	-	-	-	30	1	2.97
Total commercial loans	2,211,696	76,363	4.61	1,919,762	67,541	4.70
Consumer loans	450,280	11,691	3.49	433,788	10,807	3.35
Total loans (2)	3,622,318	112,868	4.16	3,225,919	100,702	4.17
Loans held for sale	10,854	294	3.61	14,118	422	3.98
Taxable securities	470,987	9,073	2.57	605,719	11,464	2.52
Tax-exempt securities (3)	281,938	8,912	4.21	291,868	9,396	4.29
Total investment securities	752,925	17,985	3.19	897,587	20,860	3.10
Interest-bearing deposits with banks	41,433	156	0.50	36,688	69	0.25
Federal funds sold	688	3	0.48	473	1	0.22
Total interest-earning assets	4,428,218	131,306	3.96	4,174,785	122,054	3.91

Less: allowance for loan losses	(42,215)			(38,256)
Cash and due from banks	46,255			46,067
Premises and equipment, net	53,318			51,500
Other assets	214,284			216,105
Total assets	$4,699,860			$4,450,201

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$578,473	335	0.08%	$528,683	312	0.08%
Regular savings deposits	297,944	137	0.06	275,433	108	0.05
Money market savings deposits	914,499	1,446	0.21	849,469	983	0.15
Time deposits	550,195	4,088	0.99	472,065	2,790	0.79
Total interest-bearing deposits	2,341,111	6,006	0.34	2,125,650	4,193	0.26
Other borrowings	118,105	212	0.24	105,945	179	0.23
Advances from FHLB	565,493	8,812	2.08	592,509	9,774	2.21
Subordinated debentures	31,989	698	2.91	35,000	670	2.55
Total interest-bearing liabilities	3,056,698	15,728	0.69	2,859,104	14,816	0.69

Noninterest-bearing demand deposits	1,078,851			1,024,692
Other liabilities	38,981			47,447
Stockholders' equity	525,330			518,958
Total liabilities and stockholders' equity	$4,699,860			$4,450,201

Net interest income and spread		$115,578	3.27%		$107,238	3.22%
Less: tax-equivalent adjustment		4,993			4,816
Net interest income		$110,585			$102,422

Interest income/earning assets			3.96%			3.91%
Interest expense/earning assets			0.47			0.48
Net interest margin			3.49%			3.43%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2016 and 2015. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $5.0 million and $4.8 million in 2016 and 2015, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.